UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) January 23, 2018

Ally Auto Receivables Trust 2018-1

(Issuing Entity with respect to Securities)

Ally Auto Assets LLC

(Depositor with respect to Securities)

Ally Bank

(Sponsor with respect to Securities)

Delaware	333-204844-09	38-7198651
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

Ally Auto Assets LLC 500 Woodward Avenue Detroit, Michigan		48226
(Address of principal executive offices)		(Zip Code)

Registrant’s Telephone Number, including area code: (866) 710-4623

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 and 8.01. Entry into a Material Definitive Agreement and Other Events.

Ally Auto Assets LLC (“Ally Auto”) has registered an issuance of $22,523,500,297.91 in principal amount of asset backed notes on Form SF-3 (Registration File No. 333-204844) under the Securities Act of 1933, as amended (the “Act”), filed on June 9, 2015, as amended by Pre-Effective Amendment No. 1 on August 14, 2015, by Pre-Effective Amendment No. 2 on September 24, 2015, by Pre-Effective Amendment No. 3 on October 22, 2015, by Pre-Effective Amendment No. 4 on October 30, 2015 and by Pre-Effective Amendment No. 5 on November 6, 2015 (as amended, the “Registration Statement”).

On January 23, 2018, Ally Auto and Ally Bank (the “Sponsor”) entered into an Underwriting Agreement with Barclays Capital Inc., Deutsche Bank Securities Inc. and J.P. Morgan Securities LLC as representatives of the several underwriters named therein (collectively, the “Underwriters”), for the issuance and sale of an amount of certain asset backed notes of Ally Auto Receivables Trust 2018-1 (the “Issuing Entity”) in the following classes: (i) the Class A-1 Asset Backed Notes (the “Class A-1 Notes”), (ii) the Class A-2 Asset Backed Notes (the “Class A-2 Notes”), (iii) the Class A-3 Asset Backed Notes (the “Class A-3 Notes”), (iv) the Class A-4 Asset Backed Notes (the “Class A-4 Notes” and together with the Class A-1 Notes, the Class A-2 Notes and the Class A-3 Notes, the “Class A Notes”) and (v) the Class B Asset Backed Notes (the “Class B Notes” and together with the Class A Notes, the “Offered Notes”). The retained Class A-1 Asset Backed Notes (the “Class A-1 R Notes”), the retained Class A-2 Asset Backed Notes (the “Class A-2 R Notes”), the retained Class A-3 Asset Backed Notes (the “Class A-3 R Notes”), the retained Class A-4 Asset Backed Notes (the “Class A-4 R Notes” and together with the Class A-1 R Notes, the Class A-2 R Notes and the Class A-3 R Notes, the “Class A R Notes”), the retained Class B Asset Backed Notes (the “Class B R Notes”), the retained Class C Asset Backed Notes (the “Class C R Notes”) and the retained Class D Asset Backed Notes (the “Class D R Notes” and collectively with the Class A R Notes, the Class B R Notes and the Class C R Notes, the “Retained Notes,” and the Retained Notes together with the Offered Notes, the “Notes”) will also be issued by the Issuing Entity. The Offered Notes have an aggregate principal balance of $1,080,590,000. Only the Offered Notes have been registered pursuant to the Act under the Registration Statement. The Retained Notes will be initially retained or held by Ally Auto or a majority-owned affiliate of the Sponsor. Five percent (5%) of the Certificates of the Issuing Entity will be initially retained or held by Ally Auto or a majority-owned affiliate of the Sponsor and ninety-five percent (95%) will be initially held or retained by Ally Auto or an affiliate of Ally Auto. It is expected that the Notes will be issued on or about January 31, 2018 (the “Closing Date”).

This Current Report on Form 8-K is being filed to satisfy an undertaking to file copies of certain agreements executed in connection with the issuance of the Notes, the forms of which were filed as Exhibits to the Registration Statement.

The Notes will be issued pursuant to an Indenture attached hereto as Exhibit 4.1, to be dated as of the Closing Date between the Issuing Entity and Deutsche Bank Trust Company Americas, as Indenture Trustee.

The Notes evidence indebtedness of the Issuing Entity, the assets of which will consist primarily of motor vehicle retail instalment sale contracts (the “Receivables”) secured by new and used automobiles and light duty trucks financed thereby.

On the Closing Date, the Receivables will have the characteristics described in the Prospectus, dated as of January 23, 2018, to be filed with the Commission pursuant to Rule 424(b)(5) of the Act on January 24, 2018.

Legal opinions of Mayer Brown LLP are attached as Exhibit 5.1 and Exhibit 8.1.

Item 9.01.	Exhibits

Exhibit 1.1	Underwriting Agreement, dated as of January 23, 2018, by and among Ally Bank, Ally Auto Assets LLC and Barclays Capital Inc., Deutsche Bank Securities Inc. and J.P. Morgan Securities LLC, as representatives of the underwriters named therein.

Exhibit 4.1	Indenture between Ally Auto Receivables Trust 2018-1 and Deutsche Bank Trust Company Americas, as Indenture Trustee, to be dated as of January 31, 2018.

Exhibit 4.2	Trust Agreement between Ally Auto Assets LLC, as Depositor and BNY Mellon Trust of Delaware, as Owner Trustee and Paying Agent, to be dated as of January 31, 2018.

Exhibit 4.3	Pooling Agreement between Ally Bank, as Seller, and Ally Auto Assets LLC, to be dated as of January 31, 2018.

Exhibit 5.1	Opinion of Counsel of Mayer Brown LLP, dated as of January 25, 2018.

Exhibit 8.1	Opinion of Counsel of Mayer Brown LLP, dated as of January 25, 2018.

Exhibit 36.1	Depositor Certification for shelf offerings of asset-backed securities.

Exhibit 99.1	Trust Sale Agreement between Ally Auto Assets LLC, as Depositor, and Ally Auto Receivables Trust 2018-1, as Issuing Entity, to be dated as of January 31, 2018.

Exhibit 99.2	Custodian Agreement between Ally Bank, as Custodian, and Ally Auto Assets LLC, as Depositor, to be dated as of January 31, 2018.

Exhibit 99.3	Administration Agreement among Ally Auto Receivables Trust 2018-1, as Issuing Entity, Ally Bank, as Administrator, and Deutsche Bank Trust Company Americas, as Indenture Trustee, to be dated as of January 31, 2018.

Exhibit 99.4	Servicing Agreement among Ally Bank, as Servicer, Ally Auto Assets LLC, as Depositor, and Ally Auto Receivables Trust 2018-1, as Issuing Entity, to be dated as of January 31, 2018.

Exhibit 99.5	Asset Representations Review Agreement among Ally Auto Receivables Trust 2018-1, as Issuing Entity, Ally Bank, as Sponsor, and Clayton Fixed Income Services LLC, as Asset Representations Reviewer, to be dated as of January 31, 2018.

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 1.1	Underwriting Agreement, dated as of January 23, 2018, by and among Ally Bank, Ally Auto Assets LLC and Barclays Capital Inc., Deutsche Bank Securities Inc. and J.P. Morgan Securities LLC, as representatives of the underwriters named therein

Exhibit 4.1	Indenture between Ally Auto Receivables Trust 2018-1 and Deutsche Bank Trust Company Americas, as Indenture Trustee, to be dated as of January 31, 2018.

Exhibit 4.2	Trust Agreement between Ally Auto Assets LLC, as Depositor and BNY Mellon Trust of Delaware, as Owner Trustee and Paying Agent, to be dated as of January 31, 2018.

Exhibit 4.3	Pooling Agreement between Ally Bank, as Seller, and Ally Auto Assets LLC, to be dated as of January 31, 2018.

Exhibit 5.1	Opinion of Counsel of Mayer Brown LLP, dated as of January 25, 2018.

Exhibit 8.1	Opinion of Counsel of Mayer Brown LLP, dated as of January 25, 2018.

Exhibit 36.1	Depositor Certification for shelf offerings of asset-backed securities.

Exhibit 99.1	Trust Sale Agreement between Ally Auto Assets LLC, as Depositor, and Ally Auto Receivables Trust 2018-1, as Issuing Entity, to be dated as of January 31, 2018.

Exhibit 99.2	Custodian Agreement between Ally Bank, as Custodian, and Ally Auto Assets LLC, as Depositor, to be dated as of January 31, 2018.

Exhibit 99.3	Administration Agreement among Ally Auto Receivables Trust 2018-1, as Issuing Entity, Ally Bank, as Administrator, and Deutsche Bank Trust Company Americas, as Indenture Trustee, to be dated as of January 31, 2018.

Exhibit 99.4	Servicing Agreement among Ally Bank, as Servicer, Ally Auto Assets LLC, as Depositor, and Ally Auto Receivables Trust 2018-1, as Issuing Entity, to be dated as of January 31, 2018.

Exhibit 99.5	Asset Representations Review Agreement among Ally Auto Receivables Trust 2018-1, as Issuing Entity, Ally Bank, as Sponsor, and Clayton Fixed Income Services LLC, as Asset Representations Reviewer, to be dated as of January 31, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLY AUTO ASSETS LLC

By:	/s/ Niraj Kapadia
Name:	Niraj Kapadia
Title:	Vice President

Dated: January 25, 2018